UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2021

PCT LTD

(Exact name of registrant as specified in its charter)

Nevada	000-31549	90-0578516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Commerce Street Little River, South Carolina	29566
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (843) 390-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth Registrant as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Registrant ☐

If an emerging growth Registrant, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 10, 2021, the Board of Directors (the “Board”) of the Registrant was notified by Art Abraham, PCT’s CFO (“Abraham”) and after consultation with its independent registered public accounting firm, Sadler, Gibb & Associates, LLC (“Sadler”), the Board determined that the following previously filed financial statements of the Registrant should not be relied upon:

(1)	The Registrant’s unaudited financial statement for the quarterly period ended June 30, 2020, contained in the Registrant’s Quarterly Report on Form 10-Q, originally filed with the Securities and Exchange Commission (“SEC”) on August 31, 2020 (the “Q2 2020 Report”);

(2)	The Registrant’s unaudited financial statement for the quarterly period ended September 30, 2020, contained in the Registrant’s Quarterly Report on Form 10-Q, originally filed with the SEC on November 16, 2020 (the “Q3 2020 Report”);

(3)	The Registrant’s audited consolidated financial statements for the fiscal year ended December 31, 2020, contained in the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, originally filed with the SEC on April 13, 2021 (the “2020 Annual Report”); and

(4)	The Registrant’s unaudited financial statement for the quarterly period ended March 31, 2021, contained in the Registrant’s Quarterly Report on Form 10-Q, originally filed with the SEC on June 25, 2021 (the “Q1 2021 Report”, which along with the Q2, Q3 and Annual Report are referred to herein as the “Reports”).

Abraham informed the Board that, in August 2021, information was found regarding previously issued warrants to a debt holder which should have been accounted for as cancelled along with the settlement of all outstanding debt with such holder back in May of 2020. Abraham then informed Sadler of his findings, which was:

In May of 2020 the Registrant entered into a debt settlement agreement with one of its debt holders, which settled all debt and warrants held by such holder. However, due to a misunderstanding of the facts and circumstances related to this settlement agreement, the Company did not reflect the warrants as settled at that time. In addition, the debt holder inadvertently conveyed to Sadler, in its annual audit confirmation letter dated March 11, 2021, that the warrants were still outstanding and not cancelled.

On a call and subsequently in writing in August 2021 the debt holder confirmed to Abraham and Sadler that the annual confirmation was wrong, and the warrants should have been cancelled effective the second quarter ended June 30, 2020. Due to the provisions of the warrants, they are being accounted for as derivative liabilities.

Correcting this error will result in a three and six-month 2nd Quarter 10-Q adjustment to reflect the following:

1.	$7,025,392 REDUCTION in Derivative Liability and Accumulated Deficit
2.	$7,025,392 REDUCTION on the Loss on change in fair value of derivative liability
3.	$7,025,392 REDUCTION in the net loss for the six-month period
4.	CANCELLATION of 197,190,272 warrants

Correcting this error will result in a nine-month 3rd Quarter 2020 10-Q adjustment to reflect the following:

1.	$6,572,222 REDUCTION in Derivative Liability and Accumulated Deficit
2.	$6,572,222 REDUCTION on the Loss on change in fair value of derivative liability
3.	$6,572,222 REDUCTION in the net loss for the nine-month period
4.	REDUCTION in the number of outstanding warrants of 197,190,272

Correcting this error will result in the annual 2020 10-K adjustment to reflect the following:

1.	$4,326,242 REDUCTION in Derivative Liability and Accumulated Deficit
2.	$4,326,242 REDUCTION on the Loss on change in fair value of derivative liability
3.	$4,326,242 REDUCTION in the net loss
4.	REDUCTION in the number of outstanding warrants of 197,190,272

Correcting this error will result in the three-month 1st Quarter 10-Q adjustment to reflect the following:

1.	$4,719,236 REDUCTION in Derivative Liability and Accumulated Deficit
2.	$392,994 REDUCTION on the Loss on change in fair value of derivative liability
3.	$392,994 REDUCTION in the net loss
4.	REDUCTION in the number of outstanding warrants of 197,190,272

The Registrant will, as soon as is practicable, make the appropriate adjustments to the above referenced Reports by filing amendments to the Reports with the SEC which, in each case, will include restated consolidated financial statements and notes thereto and any other appropriate revisions.

In compliance with section (c)(3) of Item 4.02, we have obtained a letter from Sadler, attached as Exhibit 7.1, addressed to the SEC stating that Sadler agrees with the statements made by the Registrant in response to this Item 4.02.

The information in this Item 4.02, including the exhibit attached hereto, is furnished solely pursuant to Item 4.02. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Moreover, the information in this Item 4.02, including this exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Information

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The Registrant intends forward-looking terminology such as “believes,” “expects,” “may,” “should,” “anticipates,” “plans,” or similar expressions to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause the Registrant’s actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Registrant’s Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in the Registrant’s filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

7.1	Letter dated August 13, 2021 from Sadler to the SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCT LTD

By: /s/ Gary J. Grieco

Gary J. Grieco, President

Date: August 13, 2021